UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado		80127
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Executive Officer

On April 10, 2015, Ur-Energy Inc. (“Ur-Energy” or the “Company”) announced that the employment agreement with its current President and Chief Executive Officer, Wayne Heili, will end on May 1, 2015 and that his employment with the Company will conclude following the completion of that term.

(c) Appointment of Principal Executive Officer

Effective as of May 2, 2015, Jeffrey T. Klenda, age 58, will formally assume the title of acting Chief Executive Officer of Ur-Energy. Mr. Klenda co-founded Ur-Energy in 2004 and has served as the Chairman of the Board of Directors and Executive Director of the Company since 2006. Mr. Klenda has also served as a director of Columbus Exploration Corporation since November 2013.

There is no understanding or arrangement between Mr. Klenda and any other person pursuant to which Mr. Klenda was selected as the acting Chief Executive Officer of the Company. Mr. Klenda does not have any family relationship with any director, executive officer or person nominated or chosen by Ur-Energy to become a director or executive officer.

Item 7.01 Regulation FD Disclosure

On April 10, 2015, the Company issued a press release announcing the resignation of Mr. Heili and appointment of Mr. Klenda. A copy of the press release is furnished as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Ur-Energy Inc., dated April 10, 2015 * *This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UR-ENERGY INC.

By:	/s/ Penne A. Goplerud
	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and
General Counsel

Date: April 15, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Ur-Energy Inc., dated April 10, 2015*
*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.